                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                February 26, 2003
                   ------------------------------------------
                     Date of Report (Date of earliest event
                                    reported)

                         Oil-Dri Corporation of America
                   ------------------------------------------
                     (Exact name of registrant as specified
                                 in its charter)



            Delaware                0-8675              36-2048898
     -----------------------   -----------------      ----------------
        (State or other          (Commission           (IRS Employer
        jurisdiction of          File Number)         Identification
         incorporation)                                    No.)



             410 North Michigan Avenue
                     Suite 400
                 Chicago, Illinois              60611-4213
            -----------------------------       ------------
               (Address of principal            (Zip Code)
                 executive offices)


                                 (312) 321-1515
                   ------------------------------------------
                          Registrant's telephone number

ITEM 5.  OTHER EVENTS

On February 26, 2003, the Registrant issued a press release announcing its second quarter and six month earnings. A copy of the press release is attached as Exhibit 99, and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits: The following documents are attached as exhibits to this report:

Exhibit
Number          Description

99              Press Release dated February 26, 2003.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          OIL-DRI CORPORATION OF AMERICA



                          By: /s/  Charles P. Brissman
                              Charles P. Brissman
                              Vice President and General Counsel




Date:  February 28, 2003